FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE GROUP REPORTS ALL-TIME RECORD QUARTERLY RESULTS
Earnings Before Taxes Increased 101% to $497.6 Million

Income From Continuing Operations Increased 102% to $367.9 Million

Earnings Per Share Increased 111% to $4.76

Repurchased 1.9 Million Shares of Common Stock for $184 Million Year-To-Date Through April 26, 2022
BLOOMFIELD HILLS, MI, April 27, 2022 – Penske Automotive Group, Inc. (NYSE:PAG), a diversified international transportation services company and one of the world’s premier automotive and commercial truck retailers, today announced all-time record quarterly results for the first quarter of 2022. For the quarter, the company reported a 102% increase in income from continuing operations attributable to common shareholders to $367.9 million and a 111% increase in related earnings per share to $4.76. Foreign exchange negatively impacted earnings per share by $0.05.
First Quarter 2022 Operating Highlights
•Total Revenue – increased 21% to $7.0 billion from $5.8 billion
•Retail Automotive Same-Store Revenue – increased 11%
•New Vehicle -3%; Used Vehicle +29%; Finance & Insurance +25%; Service & Parts +13%
•Retail Automotive Same-Store Gross Profit – increased 27%
•New Vehicle +45%; Used Vehicle +38%; Finance & Insurance +25%; Service & Parts +12%
•Commercial Truck Same-Store Revenue – increased 47%
•New Truck +55%; Used Truck +54%; Finance & Insurance +77%; Service & Parts +26%
•Commercial Truck Same-Store Gross Profit – increased 45%
•New Truck +71%; Used Truck +92%; Finance & Insurance +77%; Service & Parts +28%
•Selling, General, & Administrative Expenses as a Percentage of Gross Profit – decreased by 790 basis points from 72.7% to 64.8%
Commenting on the Company’s results, Chair and CEO Roger Penske said, "I am pleased to report all-time record quarterly results for the first quarter of 2022 as earnings before taxes, net income, and earnings per share more than doubled when compared to the first quarter of 2021. In addition to the strong financial performance, so far this year we repurchased $184.1 million of common stock and added approximately $665 million in annualized revenue through acquisitions and a new open point year-to-date. Our results were driven by strong performance across the entire business as earnings before taxes increased by 93% from retail automotive, 113% from North American commercial truck retail, and 75% from Penske Australia. Additionally, earnings from our investment in Penske Transportation Solutions increased by 121%.”

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Retail Automotive Dealerships
For the three months ended March 31, 2022, total retail automotive revenue increased 16% to $6.0 billion, or 11% on a same-store basis. Total retail automotive gross profit increased 31% to $1.1 billion, including 27% on a same-store basis. Gross margin increased 200 basis points to 17% as variable gross profit per unit retailed increased 38%, or $1,658, to $6,018 and return on sales was 5.1%.
CarShop Used Vehicle Centers
As of March 31, 2022, we operated 23 CarShop used vehicle locations. For the three months ended March 31, 2022, retail unit sales increased by 71% to 19,523 while total revenue increased by 113% to $515.8 million, including an increase of 89% on a same-store basis.
Retail Commercial Truck Dealerships
As of March 31, 2022, we operated 41 North American commercial truck locations under the Premier Truck Group name which offer new and used trucks for sale, a full range of parts, maintenance and repair services, collision centers, and finance and insurance options. For the three months ended March 31, 2022, earnings before taxes increased 113% to $58.5 million compared to $27.5 million in the same period last year and return on sales was 7.4%. The increase in earnings before taxes was principally driven by a 77% increase in gross profit, including a 45% increase on a same-store basis, coupled with a 47% increase in same-store revenue, including a 26% increase in same-store service and parts revenue.
Penske Australia
Penske Australia is the exclusive importer and distributor of certain heavy- and medium-duty trucks and buses and refuse collection vehicles, together with associated parts, across Australia, New Zealand, and portions of the Pacific and is a leading distributor of diesel and gas engines and power systems. Penske Australia offers products across the on- and off-highway markets, including in the trucking, mining, power generation, defense, marine, rail, and construction sectors and supports full parts and aftersales service through a network of branches, field service locations, and dealers across the region. For the three months ended March 31, 2022, revenue increased 16% to $153.9 million compared to $132.2 million in the same period last year, and earnings before taxes increased 75% to $10.5 million compared to $6.0 million in the same period last year and return on sales was 6.8%. These improved results are primarily due to an increase in commercial demand for trucks in Australia, an increase in service and parts gross profit, and increased sales in our defense and power generation product lines.
Penske Transportation Solutions Investment
Penske Transportation Solutions (“PTS”) is a leading provider of full-service truck leasing, truck rental, contract maintenance, and logistics services. Penske Automotive Group has a 28.9% ownership interest in PTS and accounts for its ownership interest using the equity method of accounting. For the three months ended March 31, 2022, the company recorded $118.5 million in earnings compared to $53.7 million for the same period last year, representing an increase of 121%. The increase was principally driven by increased demand for the company’s full-service leasing, rental, and logistics services, coupled with improved efficiency which drove a 13.4% return on sales for PTS during the first quarter of 2022.
Corporate Development and Capital Allocation
During the three months ended March 31, 2022, we repurchased 1.2 million shares of common stock for approximately $119.2 million. From April 1, 2022, through April 26, 2022, Penske Automotive repurchased an additional 0.7 million shares for an aggregate purchase price of $64.9 million. As of April 26, 2022, approximately $46.3 million remains available to repurchase additional shares under the company’s existing share repurchase authorization.

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Year-to-date we have added approximately $665 million in annualized revenue through acquisitions and a new open point. These acquisitions consist of four commercial truck dealerships located in Ontario, Canada, three BMW/MINI dealerships and a collision center in the U.K., and one BMW/MINI dealership and a collision center in the U.S.
Conference Call
Penske Automotive Group will host a conference call discussing financial results relating to the first quarter of 2022 on Wednesday, April 27, 2022, at 2:00 p.m. Eastern Time. To listen to the conference call, participants must dial (866) 996-5381 [International, please dial (602) 585-9891] using access code 6026119. The call will also be simultaneously broadcast over the Internet through the Investors section of the Penske Automotive Group website. Additionally, an investor presentation relating to the first quarter 2022 financial results has been posted to the company’s website. To access the presentation or to listen to the company’s webcast, please refer to www.penskeautomotive.com.
About Penske Automotive
Penske Automotive Group, Inc., (NYSE:PAG) headquartered in Bloomfield Hills, Michigan, is a diversified international transportation services company and one of the world’s premier automotive and commercial truck retailers. PAG operates dealerships principally in the United States, the United Kingdom, Canada, Germany, Italy, and Japan and is one of the largest retailers of commercial trucks in North America for Freightliner. PAG also distributes and retails commercial vehicles, diesel and gas engines, power systems, and related parts and services principally in Australia and New Zealand. Additionally, PAG owns 28.9% of Penske Transportation Solutions, a business that manages a fleet of over 373,000 vehicles providing innovative transportation, supply chain, and technology solutions to North American fleets. PAG is a member of the Fortune 500, Russell 1000, and Russell 3000 indexes and is ranked among the World’s Most Admired Companies by Fortune Magazine. For additional information, visit the company’s website at www.penskeautomotive.com.
Non-GAAP Financial Measures
This release contains certain non-GAAP financial measures as defined under SEC rules, such as earnings before interest, taxes, depreciation, and amortization (“EBITDA”), adjusted EBITDA, and leverage ratio. The company has reconciled these measures to the most directly comparable GAAP measures in the release. The company believes that these widely accepted measures of operating profitability improve the transparency of the company’s disclosures and provide a meaningful presentation of the company’s results from its core business operations excluding the impact of items not related to the company’s ongoing core business operations and improve the period-to-period comparability of the company’s results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results and should only be considered in conjunction with the company’s financial information that is presented in accordance with GAAP.
Caution Concerning Forward Looking Statements
Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s financial performance, acquisitions, and growth plans. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others, the duration, severity, and resolution of the COVID-19 pandemic, government mandated restrictions on our business in light of COVID-19 or otherwise, economic and geo-political conditions generally, conditions in the credit markets, inflation, changes in interest rates and foreign currency exchange rates, changes in tariff rates, changes in the distribution model in our international operations via agency or other means, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle and parts supply chain due to limited vehicle availability due to the COVID-19 pandemic, the war in Ukraine, the shortage of automotive semiconductor chips or other components, natural disasters, recall or other disruptions that interrupt the

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supply of vehicles or parts to us, changes in consumer credit availability, the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive Group’s business, markets, conditions, and other uncertainties, which could affect Penske Automotive Group’s future performance. These risks and uncertainties are addressed in Penske Automotive Group’s Form 10-K for the year ended December 31, 2021, and its other filings with the Securities and Exchange Commission (“SEC”). This press release speaks only as of its date, and Penske Automotive Group disclaims any duty to update the information herein.

Inquiries should contact:

Shelley Hulgrave	Anthony Pordon
Executive Vice President and	Executive Vice President Investor Relations
Chief Financial Officer	and Corporate Development
Penske Automotive Group, Inc.	Penske Automotive Group, Inc.
248-648-2812	248-648-2540
shulgrave@penskeautomotive.com	tpordon@penskeautomotive.com

# # #

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PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Statements of Income
(Amounts In Millions, Except Per Share Data)
(Unaudited)

	Three Months Ended
	March 31,
	2022	2021	Change
Revenue	$6,975.4	$5,773.8	20.8%
Cost of Sales	5,743.7	4,860.6	18.2%
Gross Profit	$1,231.7	$913.2	34.9%
SG&A Expenses	797.8	664.3	20.1%
Depreciation	31.9	29.3	8.9%
Operating Income	$402.0	$219.6	83.1%
Floor Plan Interest Expense	(7.5)	(9.5)	(21.1)%
Other Interest Expense	(16.5)	(17.9)	(7.8)%
Equity in Earnings of Affiliates	119.6	55.4	115.9%
Income from Continuing Operations Before Income Taxes	$497.6	$247.6	101.0%
Income Taxes	(128.1)	(64.5)	98.6%
Income from Continuing Operations	$369.5	$183.1	101.8%
Income from Discontinued Operations, net of tax	—	—	—
Net Income	$369.5	$183.1	101.8%
Less: Income Attributable to Non-Controlling Interests	1.6	0.6	nm
Net Income Attributable to Common Shareholders	$367.9	$182.5	101.6%

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$369.5	$183.1	101.8%
Less: Income Attributable to Non-Controlling Interests	1.6	0.6	nm
Income from Continuing Operations, net of tax	$367.9	$182.5	101.6%
Income from Discontinued Operations, net of tax	—	—	—
Net Income Attributable to Common Shareholders	$367.9	$182.5	101.6%
Income from Continuing Operations Per Share	$4.76	$2.26	110.6%
Income Per Share	$4.76	$2.26	110.6%
Weighted Average Shares Outstanding	77.2	80.6	(4.2)%

nm – not meaningful

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PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Balance Sheets
(Amounts In Millions)
(Unaudited)

	March 31,	December 31,
	2022	2021
Assets:
Cash and Cash Equivalents	$170.3	$100.7
Accounts Receivable, Net	835.2	734.0
Inventories	3,120.0	3,129.0
Other Current Assets	140.4	111.7
Total Current Assets	4,265.9	4,075.4
Property and Equipment, Net	2,415.3	2,442.2
Operating Lease Right-of-Use Assets	2,481.4	2,451.4
Intangibles	2,817.5	2,765.6
Other Long-Term Assets	1,685.8	1,730.0
Total Assets	$13,665.9	$13,464.6

Liabilities and Equity:
Floor Plan Notes Payable	$1,131.9	$1,144.8
Floor Plan Notes Payable – Non-Trade	1,416.4	1,409.9
Accounts Payable	889.0	767.1
Accrued Expenses and Other Current Liabilities	896.5	870.3
Current Portion Long-Term Debt	79.4	82.0
Liabilities Held for Sale	—	0.5
Total Current Liabilities	4,413.2	4,274.6
Long-Term Debt	1,383.9	1,392.0
Long-Term Operating Lease Liabilities	2,408.5	2,373.6
Other Long-Term Liabilities	1,295.9	1,329.4
Total Liabilities	9,501.5	9,369.6
Equity	4,164.4	4,095.0
Total Liabilities and Equity	$13,665.9	$13,464.6

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PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Operations
Selected Data
(Unaudited)

	Three Months Ended
	March 31,
	2022	2021
Geographic Revenue Mix:
North America	59.3%	59.6%
U.K.	32.4%	32.1%
Other International	8.3%	8.3%
Total	100.0%	100.0%

Revenue: (Amounts in Millions)
Retail Automotive	$6,029.2	$5,206.9
Retail Commercial Truck	792.3	434.7
Commercial Vehicle Distribution and Other	153.9	132.2
Total	$6,975.4	$5,773.8

Gross Profit: (Amounts in Millions)
Retail Automotive	$1,050.7	$799.9
Retail Commercial Truck	141.2	80.0
Commercial Vehicle Distribution and Other	39.8	33.3
Total	$1,231.7	$913.2

Gross Margin:
Retail Automotive	17.4%	15.4%
Retail Commercial Truck	17.8%	18.4%
Commercial Vehicle Distribution and Other	25.9%	25.2%
Total	17.7%	15.8%

	Three Months Ended
	March 31,
	2022	2021
Operating Items as a Percentage of Revenue:
Gross Profit	17.7%	15.8%
Selling, General and Administrative Expenses	11.4%	11.5%
Operating Income	5.8%	3.8%
Income from Continuing Operations Before Income Taxes	7.1%	4.3%

Operating Items as a Percentage of Total Gross Profit:
Selling, General and Administrative Expenses	64.8%	72.7%
Operating Income	32.6%	24.0%

	Three Months Ended
	March 31,
(Amounts in Millions)	2022	2021

EBITDA (1)	$546.0	$294.8
Floor Plan Credits	$9.8	$12.3
Rent Expense	$60.7	$58.9
(1)See the following Non-GAAP reconciliation table.

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PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations
(Unaudited)

	Three Months Ended
	March 31,
	2022	2021	Change
Retail Automotive Units:
New Retail	45,528	50,409	(9.7)%
Used Retail	68,231	60,443	12.9%
Total	113,759	110,852	2.6%

Retail Automotive Revenue: (Amounts in Millions)
New Vehicles	$2,445.5	$2,421.4	1.0%
Used Vehicles	2,422.9	1,808.0	34.0%
Finance and Insurance, Net	217.3	168.8	28.7%
Service and Parts	586.2	503.2	16.5%
Fleet and Wholesale	357.3	305.5	17.0%
Total Revenue	$6,029.2	$5,206.9	15.8%

Retail Automotive Gross Profit: (Amounts in Millions)
New Vehicles	$311.4	$205.0	51.9%
Used Vehicles	155.8	109.4	42.4%
Finance and Insurance, Net	217.3	168.8	28.7%
Service and Parts	350.5	305.4	14.8%
Fleet and Wholesale	15.7	11.3	38.9%
Total Gross Profit	$1,050.7	$799.9	31.4%

Retail Automotive Revenue Per Vehicle Retailed:
New Vehicles	$53,714	$48,036	11.8%
Used Vehicles	35,510	29,912	18.7%

Retail Automotive Gross Profit Per Vehicle Retailed:
New Vehicles	$6,840	$4,067	68.2%
Used Vehicles	2,284	1,810	26.2%
Finance and Insurance	1,910	1,523	25.4%

Retail Automotive Gross Margin:
New Vehicles	12.7%	8.5%	+420bps
Used Vehicles	6.4%	6.1%	+30bps
Service and Parts	59.8%	60.7%	(90)bps
Fleet and Wholesale	4.4%	3.7%	+70bps
Total Gross Margin	17.4%	15.4%	+200bps

Retail Automotive Revenue Mix Percentages:
New Vehicles	40.6%	46.5%	(590)bps
Used Vehicles	40.2%	34.7%	+550bps
Finance and Insurance, Net	3.6%	3.2%	+40bps
Service and Parts	9.7%	9.7%	—bps
Fleet and Wholesale	5.9%	5.9%	—bps
Total	100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	29.6%	25.6%	+400bps
Used Vehicles	14.8%	13.7%	+110bps
Finance and Insurance, Net	20.7%	21.1%	(40)bps
Service and Parts	33.4%	38.2%	(480)bps
Fleet and Wholesale	1.5%	1.4%	+10bps
Total	100.0%	100.0%

8

PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations Same-Store
(Unaudited)

	Three Months Ended
	March 31,
	2022	2021	Change
Retail Automotive Same-Store Units:
New Retail	43,804	50,322	(13.0)%
Used Retail	65,414	60,347	8.4%
Total	109,218	110,669	(1.3)%

Retail Automotive Same-Store Revenue: (Amounts in Millions)
New Vehicles	$2,342.5	$2,414.8	(3.0)%
Used Vehicles	2,332.6	1,803.5	29.3%
Finance and Insurance, Net	211.0	168.3	25.4%
Service and Parts	567.3	502.5	12.9%
Fleet and Wholesale	332.8	304.6	9.3%
Total Revenue	$5,786.2	$5,193.7	11.4%

Retail Automotive Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$296.6	$204.5	45.0%
Used Vehicles	150.5	109.2	37.8%
Finance and Insurance, Net	211.0	168.3	25.4%
Service and Parts	340.0	304.8	11.5%
Fleet and Wholesale	14.2	11.2	26.8%
Total Gross Profit	$1,012.3	$798.0	26.9%

Retail Automotive Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$53,476	$47,987	11.4%
Used Vehicles	35,659	29,886	19.3%

Retail Automotive Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$6,770	$4,063	66.6%
Used Vehicles	2,300	1,810	27.1%
Finance and Insurance	1,932	1,521	27.0%

Retail Automotive Same-Store Gross Margin:
New Vehicles	12.7%	8.5%	+420bps
Used Vehicles	6.5%	6.1%	+40bps
Service and Parts	59.9%	60.7%	(80)bps
Fleet and Wholesale	4.3%	3.7%	+60bps
Total Gross Margin	17.5%	15.4%	+210bps

Retail Automotive Same-Store Revenue Mix Percentages:
New Vehicles	40.5%	46.5%	(600)bps
Used Vehicles	40.3%	34.7%	+560bps
Finance and Insurance, Net	3.6%	3.2%	+40bps
Service and Parts	9.8%	9.7%	+10bps
Fleet and Wholesale	5.8%	5.9%	(10)bps
Total	100.0%	100.0%

Retail Automotive Same-Store Gross Profit Mix Percentages:
New Vehicles	29.3%	25.6%	+370bps
Used Vehicles	14.9%	13.7%	+120bps
Finance and Insurance, Net	20.8%	21.1%	(30)bps
Service and Parts	33.6%	38.2%	(460)bps
Fleet and Wholesale	1.4%	1.4%	—bps
Total	100.0%	100.0%

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PENSKE AUTOMOTIVE GROUP, INC.
Retail Commercial Truck Operations
(Unaudited)

	Three Months Ended
	March 31,
	2022	2021	Change
Retail Commercial Truck Units:
New Retail	3,855	2,165	78.1%
Used Retail	837	841	(0.5)%
Total	4,692	3,006	56.1%

Retail Commercial Truck Revenue: (Amounts in Millions)
New Vehicles	$471.7	$247.5	90.6%
Used Vehicles	100.3	50.9	97.1%
Finance and Insurance, Net	6.4	3.1	106.5%
Service and Parts	197.0	124.7	58.0%
Wholesale and Other	16.9	8.5	98.8%
Total Revenue	$792.3	$434.7	82.3%

Retail Commercial Truck Gross Profit: (Amounts in Millions)
New Vehicles	$29.0	$14.3	102.8%
Used Vehicles	15.9	6.5	144.6%
Finance and Insurance, Net	6.4	3.1	106.5%
Service and Parts	83.8	52.7	59.0%
Wholesale and Other	6.1	3.3	84.8%
Total Gross Profit	$141.2	$79.9	76.7%

Retail Commercial Truck Revenue Per Vehicle Retailed:
New Vehicles	$122,357	$114,323	7.0%
Used Vehicles	119,847	60,582	97.8%

Retail Commercial Truck Gross Profit Per Vehicle Retailed:
New Vehicles	$7,511	$6,585	14.1%
Used Vehicles	18,961	7,674	147.1%
Finance and Insurance	1,362	1,047	30.1%

Retail Commercial Truck Gross Margin:
New Vehicles	6.1%	5.8%	+30bps
Used Vehicles	15.9%	12.8%	+310bps
Service and Parts	42.5%	42.3%	+20bps
Wholesale and Other	36.1%	38.8%	(270)bps
Total Gross Margin	17.8%	18.4%	(60)bps

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	59.5%	56.9%	+260bps
Used Vehicles	12.7%	11.7%	+100bps
Finance and Insurance, Net	0.8%	0.7%	+10bps
Service and Parts	24.9%	28.7%	(380)bps
Wholesale and Other	2.1%	2.0%	+10bps
Total	100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	20.5%	17.9%	+260bps
Used Vehicles	11.3%	8.1%	+320bps
Finance and Insurance, Net	4.5%	3.9%	+60bps
Service and Parts	59.3%	66.0%	(670)bps
Wholesale and Other	4.4%	4.1%	+30bps
Total	100.0%	100.0%

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PENSKE AUTOMOTIVE GROUP, INC.
Retail Commercial Truck Operations Same-Store
(Unaudited)

	Three Months Ended
	March 31,
	2022	2021	Change
Retail Commercial Truck Same-Store Units:
New Retail	3,134	2,165	44.8%
Used Retail	651	841	(22.6)%
Total	3,785	3,006	25.9%

Retail Commercial Truck Same-Store Revenue: (Amounts in Millions)
New Vehicles	$383.0	$247.5	54.7%
Used Vehicles	78.5	50.9	54.2%
Finance and Insurance, Net	5.5	3.1	77.4%
Service and Parts	156.8	124.7	25.7%
Wholesale and Other	14.3	8.5	68.2%
Total Revenue	$638.1	$434.7	46.8%

Retail Commercial Truck Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$24.4	$14.3	70.6%
Used Vehicles	12.5	6.5	92.3%
Finance and Insurance, Net	5.5	3.1	77.4%
Service and Parts	67.2	52.7	27.5%
Wholesale and Other	6.0	3.3	81.8%
Total Gross Profit	$115.6	$79.9	44.7%

Retail Commercial Truck Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$122,198	$114,323	6.9%
Used Vehicles	120,539	60,582	99.0%

Retail Commercial Truck Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$7,784	$6,585	18.2%
Used Vehicles	19,263	7,674	151.0%
Finance and Insurance	1,452	1,047	38.7%

Retail Commercial Truck Same-Store Gross Margin:
New Vehicles	6.4%	5.8%	+60bps
Used Vehicles	15.9%	12.8%	+310bps
Service and Parts	42.9%	42.3%	+60bps
Wholesale and Other	42.0%	38.8%	+320bps
Total Gross Margin	18.1%	18.4%	(30)bps

Retail Commercial Truck Same-Store Revenue Mix Percentages:
New Vehicles	60.0%	56.9%	+310bps
Used Vehicles	12.3%	11.7%	+60bps
Finance and Insurance, Net	0.9%	0.7%	+20bps
Service and Parts	24.6%	28.7%	(410)bps
Wholesale and Other	2.2%	2.0%	+20bps
Total	100.0%	100.0%

Retail Commercial Truck Same-Store Gross Profit Mix Percentages:
New Vehicles	21.1%	17.9%	+320bps
Used Vehicles	10.8%	8.1%	+270bps
Finance and Insurance, Net	4.8%	3.9%	+90bps
Service and Parts	58.1%	66.0%	(790)bps
Wholesale and Other	5.2%	4.1%	+110bps
Total	100.0%	100.0%

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PENSKE AUTOMOTIVE GROUP, INC.
Supplemental Data
(Unaudited)

	Three Months Ended
	March 31,
	2022	2021
Retail Automotive Revenue Mix:
Premium:
BMW / MINI	25%	23%
Audi	11%	12%
Mercedes-Benz	10%	10%
Land Rover / Jaguar	7%	10%
Porsche	7%	7%
Ferrari / Maserati	3%	3%
Lexus	3%	3%
Acura	1%	1%
Bentley	1%	1%
Others	2%	3%
Total Premium	70%	73%
Volume Non-U.S.:
Toyota	11%	11%
Honda	5%	6%
Volkswagen	2%	2%
Nissan	1%	1%
Others	1%	1%
Total Volume Non-U.S.	20%	21%
U.S.:
General Motors / Chrysler	1%	1%
CarShop Used Vehicle Centers	9%	5%
Total	100%	100%

	Three Months Ended
	March 31,
Capital Expenditures / Stock Repurchases:	2022		2021
(Amounts in Millions)
Capital expenditures	$	56.2	$	42.4
Cash paid for acquisitions, net of cash acquired	$	93.6	$	—
Stock repurchases:
Aggregate purchase price	$	119.2	$	—
Shares repurchased		1.2		—

Balance Sheet and Other Highlights:	March 31, 2022	December 31, 2021
(Amounts in Millions)
Cash and Cash Equivalents	$170.3	$100.7
Inventories	$3,120.0	$3,129.0
Total Floor Plan Notes Payable	$2,548.3	$2,554.7
Total Long-Term Debt	$1,463.3	$1,474.0
Equity	$4,164.4	$4,095.0

Debt to Total Capitalization Ratio	26.0%	26.4%
Leverage Ratio (1)	0.7x	0.8x
New vehicle days' supply	16 days	17 days
Used vehicle days' supply	41 days	60 days
(1)See the following Non-GAAP reconciliation table.

12

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Non-GAAP Reconciliations
(Unaudited)
The following tables reconcile reported net income to earnings before interest, taxes, depreciation, and amortization (“EBITDA”) for the three months ended March 31, 2022 and 2021:

	Three Months Ended
	March 31,		2022 vs. 2021
(Amounts in Millions)	2022	2021	Change	% Change

Net Income	$369.5	$183.1	$186.4	101.8%
Add: Depreciation	31.9	29.3	2.6	8.9%
Other Interest Expense	16.5	17.9	(1.4)	(7.8)%
Income Taxes	128.1	64.5	63.6	98.6%
Income from Discontinued Operations, net of tax	—	—	—	—
EBITDA	$546.0	$294.8	$251.2	85.2%

The following table reconciles the leverage ratio as of March 31, 2022, and December 31, 2021:

	Nine	Three	Trailing Twelve	Twelve
	Months Ended	Months Ended	Months Ended	Months Ended
(Amounts in Millions)	December 31, 2021	March 31, 2022	March 31, 2022	December 31, 2021

Net Income	$1,009.6	$369.5	$1,379.1	$1,192.7
Add: Depreciation	92.2	31.9	124.1	121.5
Other Interest Expense	50.7	16.5	67.2	68.6
Income Taxes	351.8	128.1	479.9	416.3
Income from Discontinued Operations, net of tax	(1.3)	—	(1.3)	(1.3)
EBITDA	$1,503.0	$546.0	$2,049.0	$1,797.8
Add: Loss on investment for revaluation (1)	11.4	—	11.4	11.4
Add: Debt redemption costs (2)	17.0	—	17.0	17.0
Adjusted EBITDA	$1,531.4	$546.0	$2,077.4	$1,826.2

Total Non-Vehicle Long-Term Debt			$1,463.3	$1,474.0
Leverage Ratio			0.7x	0.8x
(1)Loss on investment for the revaluation of the Nicole Group
(2)Related to expenses in connection with the redemption of our 5.50% senior subordinated notes due 2026 in 2021

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